UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2017 (December 7, 2017)

BioDelivery Sciences International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31361	35-2089858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4131 ParkLake Ave., Suite #225 Raleigh, NC		27612
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 919-582-9050

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 7, 2017, BioDelivery Sciences International, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). The number of shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) entitled to vote at the Annual Meeting was 55,883,436. The number of shares of Common Stock present or represented by valid proxy at the Annual Meeting was 45,789,273, thus establishing a quorum for the Annual Meeting. All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and the director nominees were elected.

The following is a tabulation of the voting on the proposals presented at the Annual Meeting:

Proposal 1: To elect Frank E. O’Donnell, Jr. and William Mark Watson as Class III directors, each to serve for a three-year term that expires at the 2020 annual meeting of stockholders or until his successor is elected and qualified or until his earlier resignation or removal.

Nominee	Shares Voted For	Shares Abstaining	Broker Non-Votes
Frank E. O’Donnell, Jr.	21,107,769	4,322,936	20,358,568
William Mark Watson	23,934,262	1,496,443	20,358,568

Proposal 2: To ratify the appointment by the Audit Committee of the Company’s Board of Directors of Cherry Bekaert LLP as the Company’s registered public accounting firm for the fiscal year ending December 31, 2017.

Shares Voted For	Shares Against	Shares Abstaining	Broker Non-Votes
44,572,425	1,052,771	164,077	0

Proposal 3: To approve an amendment to the Company’s 2011 Equity Incentive Plan (the “Plan”) to, among other matters, increase the number of shares of Common Stock authorized for issuance under the Plan from 11,050,000 to 18,150,000. The form of amendment to the Plan was attached to the Company Notice of Annual Meeting, filed with Securities and Exchange Commission on November 1, 2017.

Shares Voted For	Shares Against	Shares Abstaining	Broker Non-Votes
22,364,981	2,961,422	104,302	20,358,568

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 8, 2017	BIODELIVERY SCIENCES INTERNATIONAL, INC.

	By:	/s/ Ernest R. De Paolantonio
	Name:	Ernest R. De Paolantonio
	Title:	Chief Financial Officer, Secretary and Treasurer